Brain Scientific

# INVESTOR MATERIALS

November, 2018

OTCPink: BRSF

# FORWARD LOOKING STATEMENTS:

THIS DOCUMENT IS PRIVATE AND CONFIDENTIAL, CONTAINS SENSITIVE BUSINESS INFORMATION OF BRAIN SCIENTIFIC INC. ("BRAIN SCIENTIFIC") AND IS NOT FOR PUBLIC DISTRIBUTION. This document has been prepared for informational purposes only and is provided personally to you. By accepting this document you agree to keep its contents strictly confidential, not to copy any portion of this document and to return it to Brain Scientific promptly upon its request. This document contains summary information about Brain Scientific, does not purport to be complete, and no representations or warranties about such information are made by Brain Scientific or its representatives.

This document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Brain Scientific. Any such offer will be made only pursuant to an effective registration statement or an exemption from registration.

This document contains forward-looking statements relating to future events or the future financial performance and operations of Brain Scientific. Forward-looking statements, which involve assumptions and describe Brain Scientific's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Brain Scientific's public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Brain Scientific and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Brain Scientific is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OTCPink: BRSF

# COMPANY OVERVIEW

**Brain Scientific** is a New York City based healthcare technology company.

**Brain Scientific** is catalyzing the next generation of telemedicine in neurology.

On September 21, 2018, Brain Scientific Inc. (formerly known as All Soft Gels Inc.) completed its acquisition of MemoryMD, Inc., and MemoryMD, Inc. became the wholly-owned subsidiary of Brain Scientific Inc.

# COMPANY OVERVIEW

## TELENEUROLOGY 2.0:
## "Smart" Diagnostic Device Enabled Teleneurology

- Portable, easy to use, clinical-grade (FDA cleared) remote diagnostic devices to allow use in teleneurology / remote settings.
- Secure, cloud based, highly scalable infrastructure to transmit patient diagnostic data between teleneurologists and patients.
- Artificial Intelligence assisted diagnostic analysis to increase teleneurologist efficiency and consistency.

# THE PROBLEM

U.S. Neurologist Supply & Demand Mismatch



Supply
Demand
22,000
21,000
20,000
19,000
18,000
17,000
16,000
15,000
2012
2025
16% growth in demand over 12 years
19% Shortfall
11% Shortfall
11% growth in supply over 12 years

Brain Scientific is aiming to address the worsening gap in access to neurological care globally.

**Even within the US, a rapidly aging population with increased neurological care needs is increasing the neurologist shortfall.**

Sources: Neurology, July 30, 2013; 81, Supply and demand analysis of the current and future US neurology workforce; HRSA report 2016; Alzheimers Association International Conference 2017

Brain Scientific

# THE PROBLEM

Furthermore, neurological expertise is spread unevenly across different regions.

**Several "neurology deserts" exist even in the US:**
20 states in the US with less than 10 neurologists per 10,000 neurology patients.



Montana
North Dakota
South Dakota
Idaho
Wyoming
Nevada
Iowa
Kansas
Oklahoma
Arkansas
New Mexico
Kentucky
West Virginia
Mississippi
Alabama
South Carolina
Vermont
Maine
Delaware
Hawaii

# MARKET SIZE

Demand for broader access to neurological expertise is being met by the rapidly growing field of **TELENEUROLOGY.**

**Global market for telemedicine technologies (all specialties** including hardware, software and services).

**$22 Billion (in 2017)** → **~15% CAGR** → **$45 Billion (in 2023)**

**Teleneurology** is the **4th largest category** by market share in global telemedicine but **fastest growing** category at **17% CAGR.**

Sources: Research & Markets – Global Telemedicine Market Outlook 2018-2022; P&S Market Research

# EEG MARKET PROBLEMS

| Brain Scientific's EEG devices | Current EEG diagnostic systems |
|---|---|
| Portable, light-weight, miniaturized equipment for ease of use in every health-care environment | Generally large, bulky equipment which is not suitable for fast-paced environments such as ERs and other settings (e.g., remote diagnostics) |
| No technician required for set-up and administration | Require a skilled EEG technician to set up the equipment as well as optimally conduct the test |
| Set-up time is < 5 mins | ~30+ mins for electrode set up time and in general an hour required to conduct the test |
| Given miniaturized and specialized material construction – relatively economical for end-users | Highly expensive with equipment ranging from $15K to $23K per device |
| Fully-optimized for use in teleneurology | Not purpose-built for teleneurology settings and as such do not unleash further growth in that rapidly evolving modality (and hence can not be used 24/7 due to neurologist coverage issues) |

# TELENEUROLOGY MARKET'S PROBLEMS / KEY IMPEDIMENTS

**Current neurological diagnostic devices such as EEGs or EMGs are cumbersome to use and hence not fit for telemedicine:**

- Time consuming and complex to set up (e.g., EEG leads take ~30+ mins to set up).
- Expensive (limiting availability in non-traditional settings).

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Teleneurology today is largely limited to video consults between remote physicians and neurologists.

Difficult to conduct critical neurological tests (e.g., EEGs, EMGs) at the **point of care without** neurological experts / technologists present.

# MARKET'S PROBLEM CONCLUSION

Diagnostic tests such as EEGs are a mainstay of neurological care—and yet they cannot be easily conducted through teleneurology services today.

# SOLUTION

## Brain Scientific is taking teleneurology into the next generation by augmenting it with “smart” diagnostic devices

(e.g., ER, ICU, Community Hospital in regions with low access to neurology)

**A.** Disposable, easy to apply clinical-grade sensors.

**B.** Portable, lightweight, blue-tooth enabled diagnostic device.


Remote Point of Care
B
A
C
Bedside
Tablet/Computer
Virtual Neurologist Network
D
E
D
"Smart" Artificial intelligence powered analysis software for diagnostic interpretation assistance - using aggregated cloud data for "learning"
Video Feed
Cloud transmitted reading

**C.** Secure cloud for video and diagnostic data transfer and storage.

**D.** Artificial Intelligence powered analysis software for diagnostic interpretation assistance – using aggregated cloud data for “learning”.

**E.** Teleneurology network of providers.

# PROPRIETARY TECHNOLOGY / EXPERTISE

**A**



Disposable, easy to apply clinical-grade sensors.

**B**



Portable, lightweight, blue-tooth enabled diagnostic device.

**C**

Secure cloud for video and diagnostic data transfer and storage.

**D**



Artificial Intelligence powered analysis soft-ware for diagnostic in-terpretation assistance – using aggregated cloud data for "learning".

**E**



Teleneurology network of providers.

Brain Scientific

# MILESTONES. EEG

## Product Roadmap

Our first substantial milestone in executing this vision is focused on EEG

| | 2018 | 2019 | 2020 |
|---|---|---|---|
| A | FDA clearance for NeuroCap™ (22 Electrode, disposable EEG Headset)<br>First commercial contract signed for NeuroCap™ (EEG Headset) | Devices for other diagnostic tests (e.g., EMG) developed | |
| B | FDA clearance for NeuroEEG™ (16 channel, mobile, portable, EEG acquisition & amplification device) | Devices for other diagnostic tests (e.g., EMG) developed | |
| C | HIPAA & HITECH compliant cloud to be functional by early 2019 allowing collection / transmission of data | | |
| D | | Artificial Intelligence functionality to go-live after sufficient training data collection + self-learning | |
| E | | Partnerships signed with existing teleneurology networks to support initial phase + data collection | (Potential exploration): build-out of fully-owned teleneurology network to enhance value-capture |


Brain
Scientific

# NeuroCap™

NeuroCap™ is a FDA cleared 19-channel, 22 electrode headset following International 10/20 System.

With the ability to connect to any type of EEG amplifier, NeuroCap™ streamlines setup and calibration time to under 5 minutes.

*NeuroCap™ is manufactured by MemoryMD, Inc.*

# NeuroCAP™ BENEFITS

- Fixed Pre-Gelled Electrodes allow all clinical personnel to administer EEG.
- Disposable Headset reduces patients exposure to infections eliminating the need to clean after each use.
- Lightweight Plastic Material can be worn comfortably in clinical and home settings.



# NeuroEEG™

NeuroEEG™ is a FDA cleared EEG device that fits in the palm of your hand.

Existing CPT codes for EEG reimbursement and insurance mandates.

*NeuroEEG™ is manufactured by MemoryMD, Inc.*


MemoryMD
NeuroEEG

# NeuroEEG™ BENEFITS

- Mobile Amplifier can be quickly brought to where the patient is waiting.

- Bluetooth Connectivity reduces artifacts from the movement of wires.



FDA
cleared
NeuroEEG

- FCC Certified Signal Quality proven to reduce electromagnetic interference across a range of clinical environments from home healthcare to emergency departments.

# MILESTONES. TARGET CUSTOMER SEGMENTS

Our target customer segments will broaden with the addition of key components to overall offering

*Within US initially*

| | | 2018 | 2019 | 2020 |
|---|---|---|---|---|
| **Tertiary Care** | Urban ERs / ICUs | A B — Selling only NeuroCap into ERs / ICUs with existing EEG devices + neurologist coverage | A B C E — Go-live of Cloud infrastructure + establishment of Teleneurology network would allow penetration into several other customer segments | A B C D E — Artificial Intelligence powered diagnostic software would open up further market segments where interpretation assistance is a key requirement |
| | Community / Rural ERs / ICUs | | | |
| **Ambulatory Care** | Urgent Care Clinics | | | |
| | Primary Care / Internal Medicine Practices | | | |
| **Ancillary Care** | Nursing homes / assisted living fac. | | | |
| **Paramedics / EMTs** | Private EMT contractors / services | | | |
| | Health system owned EMT services | | | |
| **Sports Medicine** | Sports associations - **Concussion mgmt** | | *Through partnership with NeuroGuide* | |
| | Schools / Universities | | | |
| **Employer / Payer Dis-ease Mgmt.** | Care Management Companies | | | |
| | Populations Health Mgmt. Tools | | | |
| **R&D** | CROs / Pharmaceuticals | | | **International Expansion** |

A. NeuroCaps™
B. NeuroEEG™
C. Secure cloud
D. Artificial Intelligence enabled analysis software
E. Teleneurologist Network

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# BUSINESS MODEL

| 2018 | | 2019 | | 2020 |
|---|---|---|---|---|
| Volume based pricing | **Razor-blade model**<br><br>Leasing of NeuroEEG™ / sale of NeuroEEG™ with volume based pricing for NeuroCap™ | Continuation of Razor-blade model described before.<br><br>AND / OR<br><br>Subscription fee that bakes in device (e.g., NeuroEEG™) use as well as access to cloud and access to Teleneurologist Network. | Continuation of Razor-blade model described before.<br><br>AND / OR<br><br>Subscription fee that bakes in device (e.g., NeuroEEG) use as well as access to cloud and Artificial Intelligence + Teleneurologist Network. | Continuation of Razor-blade model and subscription (& share of provider fee) based models described earlier.<br><br>AND<br><br>Pharma R&D study / project based revenue (for remote clinical trial support). |

Introduction of new revenue model options over time

A. NeuroCaps™
B. NeuroEEG™
C. Secure cloud
D. Artificial Intelligence enabled analysis software
E. Teleneurologist Network

*Confidential*

# Financial Value Proposition

## to Physicians, Hospitals, and Testing Facilities

| CPT | Description | Reimbursement |
|---|---|---|
| 95816 | Routine 20–40 min \| Awake and Drowsy EEG | $427.78 |
| 95819 | Routine 20–40 min \| Awake and Sleep EEG | $491.57 |

| EEG Tests Given | 1 | 2 | 50 | 100 |
|---|---|---|---|---|
| Revenue per Routine EEG | $428 | $856 | $21,400 | $42,800 |
| NeuroCap™ Works With Your Existing Amplifier | 0 | 0 | 0 | 0 |
| Disposable Cap Fee | $99 | $198 | $4,950 | $9,900 |
| **Gross Profit** | **$329** | **$658** | **$16,450** | **$32,900** |

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# GO-TO MARKET PLAN

## Established Distributors

Over the short-medium term, established medical device distributors will be leveraged for sales of the sensors (NeuroCap) + NeuroEEG into hospital ERs / ICUs.

International Distributors will be used in the medium term for EU and Asia Launch.

## Enterprise Sales (field sales)

Sales into select Nursing Homes, Urgent Care Clinics, Sports Associations and other relevant target markets not well-penetrated by medical device distributors will entail direct sales efforts through a lean sales team.

## Online / Digital Channels

Longer-term play but once brand recognition develops, direct online marketing to focus on remote and international customer segments – to generate inbounds.

Enablement of website based purchase of sensors / NeuroCaps™.

## Tech & other retail companies (e.g., Amazon, CVS)

Exploring partnership with tech companies such as Amazon for supplies to hospital ERs / ICUs etc. (for those with pre-existing devices + Neurological expert coverage) OR with retail players entering Urgent Care businesses.

Amazon making strong moves for entry into healthcare industry, esp. in distribution.

## Teleneurology Business Dev.

Partnerships to be formed with existing Telemedicine incumbents to access ERs / ICUs / Nursing homes, etc. through their existing service networks.

Value prop to them is the capability enhancement of their offering into diagnostics.

# OPPORTUNITIES

Brain Scientific

Recent moves by other industry giants are creating promising partnership opportunities for Brain Scientific to explore.

amazon

- Strong signals from Amazon around plans to enter the medical distribution business.
- Recent acquisition of an online pharmacy (PillPack) expected to provide Amazon with foothold in the drug distribution business.
- Amazon already investing in its Amazon for Business platform to increase penetration into hospital supplies.

**Opportunity for Brain Scientific to leverage Amazon's online distribution expertise to go-to-market in highly cost-efficient manner.**

CVS pharmacy™

Walgreens

- CVS planning to create "health-hubs" at each of its CVS Pharmacy retail locations US-wide (after its merger with Aetna).
- Plan is to convert these health-hubs into all-encompassing health facilities for acute / chronic care for patients (especially those covered by Aetna) in order to reduce ER admissions / high-cost care visits.
- Walgreens has formed a partnership with United Health to place Urgent Care clinics near its pharmacy locations.

**Opportunity for Brain Scientific to directly partner with CVS and other such players such as Walgreens and access their wide-spread footprint of emerging urgent care / health clinics.**

# OPPORTUNITIES

## The commercial pipeline for our current in-market products is robust and promising

**Distributors**

- **One signed distributor** — product launched in August, 2018 at a diagnostic conference.
- Advanced discussions with large distributor covering ~4000 hospitals across the US.
- Ongoing discussions with an established pharmacy benefit manager's medical supplies business for distribution into ~500 locations across the US.

**Care providers**

- Negotiations ongoing with 3 regional healthcare systems.
- Advanced discussions with a Midwest based Urgent Care organization.

# COMPETITION

| | Brain Scientific | BIOSIGNAL | ZETO | Advanced Brain Monitoring | elmiko medical | CONTEC | Masimo | EGI |
|---|---|---|---|---|---|---|---|---|
| FDA Clearance | + | + | + | + | – | + | – | + |
| Portable | + | + | + | + | + | + | + | + |
| Disposable Cap | + | + | – | – | – | – | – | – |
| Integrated Software | + | + | – | + | + | – | + | – |
| API Infrastructure | + | – | – | – | – | – | – | – |
| Teleneurology Enablement | + | – | – | – | – | – | – | – |

THANK YOU!